UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 1, 2019

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12984	75-2520779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas		75219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(b): Retirement of Principal Executive Officer

On March 1, 2019, Mr. David B. Powers notified the Board of Directors of Eagle Materials Inc. (the “Company”) of his decision to retire from his position as Chief Executive Officer of the Company effective July 1, 2019. Mr. Powers will continue to serve as a Director.

Item 5.02(c): Appointment of Principal Executive Officer

On March 1, 2019, the Board of Directors appointed Mr. Michael Haack as Chief Executive Officer of the Company, effective July 1, 2019.

Mr. Haack has served as an executive officer of the Company for more than four years, including as President and Chief Operating Officer since August 2018. The information regarding Mr. Haack required by Item 5.02(c) of Form 8-K is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for its 2018 annual meeting of stockholders, filed with the Securities and Exchange Commission on June 22, 2018, and is incorporated herein by reference.

No changes will be made to the compensation payable to Mr. Haack at this time. Any changes in connection with his appointment as Chief Executive Officer will be considered by the Compensation Committee of the Board of Directors in connection with its review of compensation for the fiscal year ending March 31, 2020.

Item 7.01.	Regulation FD Disclosure

The Company issued a press release, dated March 4, 2019, relating to the Chief Executive Officer transition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release of Eagle Materials Inc. dated March 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass
James H. Graass
Executive Vice President, General Counsel and Secretary

Date: March 4, 2019